EXHIBIT 10.2

                                ESCROW AGREEMENT



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                                ESCROW AGREEMENT

         This Escrow Agreement is made and executed by and among Bravo Resources Ltd., a Nevada corporation, ("BRAVO"), Woize Ltd., a United Kingdom company ("Woize"), St James's Square Nominees Limited, a _____________ (the "Woize Shareholder"), and Dill, Dill, Carr, Stonbraker & Hutchings, P.C., a Colorado professional corporation, ("Escrow Agent").

    1. APPOINTMENT OF ESCROW AGENT: Bravo, Woize and the Woize Shareholder hereby appoint Dill, Dill, Carr, Stonbraker & Hutchings, P.C. as Escrow Agent to hold and disburse the Items of Escrow described below as herein instructed:

     2. ITEMS OF ESCROW: The Items of Escrow consist of the following documents:

     (A) Two (2) separate common stock share certificates of Bravo each issued in the name of Woize Ltd. for 6,750,000, which certificates are referred to hereinafter as the "Bravo Share Certificates.

     3. ESCROW INSTRUCTIONS WITH RESPECT TO ITEMS OF ESCROW: Escrow Agent shall hold the Items of Escrow until the following events shall occur.

     (A) Prior to [INSERT A DATE THREE MONTHS AFTER CLOSING], Escrow Agent shall shall receive a written statement jointly executed by Bravo and the Woize Shareholder confirming that Bravo has released a new version of software with at least the following features:

            a.  Alternative protocol (ILBC or similar), and
            b.  UK phone numbers, and
            c.  Name presentation in the client software, and
            d.  Gateway SIP functionality

         upon the receipt of such statement, Escrow Agent shall release to the Woize Shareholder a Bravo Share Certificate for 6,750,000 shares. If no such written statement is received by such date, Escrow Agent shall follow the instructions in ss.3(E) below.

     (B) Prior to [INSERT A DATE SIX MONTHS AFTER CLOSING], Escrow Agent shall shall receive a written statement jointly executed by Bravo and the Woize Shareholder confirming that Bravo has released a new version of software with at least the following features:

            a.  RSS support integrated in the client software, and
            b.  Pod casting support, and
            c.  Extended traceability of phone calls, and
            d.  Extended file transfers, and
            e.  Multi chat

         upon the receipt of such statement, Escrow Agent shall release to the Woize Shareholder a Bravo Share Certificate for 6,750,000 shares. If no such written statement is received by such date, Escrow Agent shall follow the instructions in ss.3(E) below.

     (C) At any time, Escrow Agent shall receive a written statement jointly executed by Bravo and the Woize Shareholder confirming that BRAVO has added 100,000 or more new customers each of whom has opened a pre-paid account with, and received a valid telephone number from, BRAVO; upon the receipt of such statement, Escrow


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              Agent  shall  release  to the  Woize  Shareholder  a  Bravo  Share
              Certificate for 6,750,000 shares.

     (D) Prior to [INSERT THE DATE 24 MONTHS FROM CLOSING DATE OF THE ASSET PURCHASE], Escrow Agent shall receive a written statement jointly executed by Bravo and the Woize Shareholder confirming a change of control of Bravo duly ratified by Bravo's shareholders and board of directors, (such change of control to include, but not limited to a merger, a sale of stock or a share, or a sale of all or substantially all of Bravo's assets), upon the receipt of such statement, Escrow Agent shall release to the Woize Shareholder, any remaining unreleased Bravo Share Certificates as a condition to the closing of such change of control transaction. If no such written statement is received by such date, Escrow Agent shall follow the instructions in ss.3(E) below.

     (E) On [INSERT THE DATE 24 MONTHS FROM CLOSING DATE OF THE ASSET PURCHASE], Escrow Agent shall release to the Woize Shareholder any remaining unreleased Bravo Share Certificates.

     Upon performing its duties under this Section 3, this Escrow shall be considered closed and Escrow Agent shall have no further liability to any of the parties hereunder.

     4. LIMIT OF LIABILITY: Should Escrow Agent, before the close of this Escrow Agreement, receive or become aware of any conflicting demands or claims with respect to this escrow or the rights of any of the parties hereto, or to any of the Items of Escrow deposited hereunder, Escrow Agent shall have the right to discontinue any and all further acts on its part until such conflict is resolved to its satisfaction, and it shall have the further right to commence or defend any action or proceedings for the determination of such conflict. The parties hereto jointly and severally agree to pay all costs, suffered or incurred by Escrow Agent in connection herewith or arising out of this escrow including, but without limitation, a suit in interpleader brought by Escrow Agent. In the event it files a suit in interpleader, it shall ipso factor be fully released and discharged from all obligations imposed upon it in this escrow upon depositing the Items of Escrow with the court in which such action is filed.


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                                ESCROW AGREEMENT
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DATED this    day of              , 2005.
          ----      --------------

BRAVO RESOURCES LTD.                          WOIZE LTD.


By                                            By
  -------------------------------------          -------------------------------
  Daniel Savino, President                       [Name, Title]

DILL DILL CARR STONBRAKER                     ST JAMES'S SQUARE NOMINEES LIMITED
 & HUTCHINGS, P.C.

By                                            By
  -------------------------------------          -------------------------------
     Robert S. McCormack                         [Name, Title]



























                                ESCROW AGREEMENT
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